Exhibit 8.1

Consolidated
AerCap Australia Pty Ltd.	Australia
ILFC Australia Holdings Pty. Ltd.	Australia
Wombat 3668 Leasing Pty Ltd	Australia
AerCap International Bermuda Limited	Bermuda
AerCap Leasing 3034 (Bermuda) Limited	Bermuda
AerCap Leasing MSN 2413 (Bermuda) Limited	Bermuda
AerCap Ryninch Limited	Bermuda
AerFunding Bermuda Leasing Limited	Bermuda
Aircraft Lease Securitisation II Limited	Bermuda
Aistrigh Limited	Bermuda
Aquarius Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda
Belmar Bermuda Leasing Limited	Bermuda
CloudFunding III Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
Flying Fortress Bermuda Leasing Ltd.	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
ILFC (Bermuda) 5, Ltd.	Bermuda
ILFC (Bermuda) III, Ltd.	Bermuda
Lare Leasing Limited	Bermuda
LC (BERMUDA) NO 2 L.P.	Bermuda
LC (BERMUDA) NO. 2 LTD	Bermuda
Milestone Export Holdings No. 2, Ltd.	Bermuda
Poseidon Leasing (Bermuda) Limited	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Sierra Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Skylease Bermuda Limited	Bermuda
The Milestone Aviation Asset Holding Group No. 1 Ltd.	Bermuda
The Milestone Aviation Asset Holding Group No. 12 Ltd.	Bermuda
The Milestone Aviation Asset Holding Group No. 19 Ltd.	Bermuda
The Milestone Aviation Asset Holding Group No. 24 Ltd.	Bermuda
The Milestone Aviation Asset Holding Group No. 25 Ltd.	Bermuda
The Milestone Aviation Asset Holding Group No. 8 Ltd.	Bermuda
The Milestone Aviation Group Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda
Westpark 1 Aircraft Leasing Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
Whitney Leasing Limited	Bermuda

AerCap do Brasil Serviços de Administração E Marketing Ltda.	Brazil
AerCap Aircraft Purchase Limited	Cayman Islands
ILFC Cayman Limited	Cayman Islands
AerCap Aviation Services (Shanghai) Co., Ltd	China
Bright Star Company Limited	China
Eaststar Limited	China
Lucky Star Company Limited	China
North Star Company Limited	China
Southstar Limited	China
Sunstar Limited	China
Vertical Aviation No.1 (Tianjin) Leasing Company Limited	China
AerCap Aircraft Leasing Cyprus Limited	Cyprus
AerCap Aviation Solutions S.a.r.l	France
Calais Location S.A.R.L.	France
Celestial France SARL	France
Grenoble Location S.A.R.L.	France
ILFC France S.A.R.L.	France
Milestone Aviation France No. 2 S.A.R.L	France
Milestone Aviation France No. 3 S.A.R.L	France
Milestone Aviation France S.A.R.L	France
Nancy Location S.A.R.L.	France
AerCap Hong Kong Limited	Hong Kong
Causeway Aviation Finance Limited	Hong Kong
GECAS Services India Private Limited	India
Aerborne Funding II Limited	Ireland
Aerborne Funding III Limited	Ireland
AerBorne Funding Limited	Ireland
AerCap A330 Holdings Limited	Ireland
AerCap Administrative Services Limited	Ireland
AerCap Aero Engines Limited	Ireland
AerCap Aircraft 32A No.1 Leasing Limited	Ireland
AerCap Aircraft 32A No.2 Leasing Limited	Ireland
AerCap Aircraft 32A No.3 Leasing Limited	Ireland
AerCap Aircraft 32A No.4 Leasing Limited	Ireland
AerCap Aircraft 32A No.5 Leasing Limited	Ireland
AerCap Aircraft 33A No.1 Leasing Limited	Ireland
AerCap Aircraft 73B-32841 Limited	Ireland
AerCap Aviation Leasing Limited	Ireland
AerCap Cash Manager Limited	Ireland
AerCap Finance Limited	Ireland
AerCap Financial Services (Ireland) Limited	Ireland
AerCap Ireland Asset Investment 1 Limited	Ireland

Exhibit 8.1

AerCap Ireland Asset Investment 2 Limited	Ireland
AerCap Ireland Capital Designated Activity Company	Ireland
AerCap Ireland Funding 1 Limited	Ireland
AerCap Ireland Limited	Ireland
AerCap Leasing 1 Limited	Ireland
AerCap Leasing 8 Limited	Ireland
AerCap Leasing 946 Limited	Ireland
AerCap Materials Limited	Ireland
AerVenture Export Leasing Limited	Ireland
AerVenture Limited	Ireland
Aircraft 32A-10078010X (Ireland) Limited	Ireland
Aircraft 32A-10078019X (Ireland) Limited	Ireland
Aircraft Portfolio Holding Company Limited	Ireland
Andes Aircraft Leasing Limited	Ireland
Andromeda Aircraft Leasing Limited	Ireland
Annamite Aircraft Leasing Limited	Ireland
Antares Aircraft Leasing Limited	Ireland
Archerfish Aviation Designated Activity Company	Ireland
Arctic Leasing No.3 Limited	Ireland
Arfaj Aircraft Leasing Limited	Ireland
Artemis (Delos) Limited	Ireland
Artemis Aircraft 32A-3385 (Ireland) Limited	Ireland
Artemis Aircraft 32A-3388 (Ireland) Limited	Ireland
Artemis Aircraft 77B-32725 Limited	Ireland
Artemis Ireland Leasing Limited	Ireland
Ballyfin Aviation II Limited	Ireland
Ballyfin Aviation Limited	Ireland
Ballymoon Aircraft Solutions Limited	Ireland
Ballysky Aircraft Ireland Limited	Ireland
Bandeira Aircraft Leasing Limited	Ireland
Baunacloka Leasing Limited	Ireland
BlowfishFunding Limited	Ireland
Brophunding Limited	Ireland
Burgundy Aircraft Leasing Limited	Ireland
Calliope Limited	Ireland
Capella Aircraft Leasing Limited	Ireland
Cash Manager Limited	Ireland
Castletroy Leasing Limited	Ireland
Celestial Aviation Funding Unlimited Company	Ireland
Celestial Aviation Holding 101 Limited	Ireland
Celestial Aviation Operations Limited	Ireland
Celestial Aviation Services Limited	Ireland

Celestial Aviation Trading 1 Limited	Ireland
Celestial Aviation Trading 10 Limited	Ireland
Celestial Aviation Trading 100 Limited	Ireland
Celestial Aviation Trading 101 Limited	Ireland
Celestial Aviation Trading 11 Limited	Ireland
Celestial Aviation Trading 12 Limited	Ireland
Celestial Aviation Trading 13 Limited	Ireland
Celestial Aviation Trading 14 Limited	Ireland
Celestial Aviation Trading 15 Limited	Ireland
Celestial Aviation Trading 16 Limited	Ireland
Celestial Aviation Trading 17 Limited	Ireland
Celestial Aviation Trading 19 Limited	Ireland
Celestial Aviation Trading 2 Limited	Ireland
Celestial Aviation Trading 20 Limited	Ireland
Celestial Aviation Trading 21 Limited	Ireland
Celestial Aviation Trading 22 Limited	Ireland
Celestial Aviation Trading 23 Limited	Ireland
Celestial Aviation Trading 24 Limited	Ireland
Celestial Aviation Trading 25 Limited	Ireland
Celestial Aviation Trading 26 Limited	Ireland
Celestial Aviation Trading 27 Limited	Ireland
Celestial Aviation Trading 28 Limited	Ireland
Celestial Aviation Trading 29 Limited	Ireland
Celestial Aviation Trading 3 Limited	Ireland
Celestial Aviation Trading 30 Limited	Ireland
Celestial Aviation Trading 31 Limited	Ireland
Celestial Aviation Trading 32 Limited	Ireland
Celestial Aviation Trading 33 Limited	Ireland
Celestial Aviation Trading 34 Limited	Ireland
Celestial Aviation Trading 35 Limited	Ireland
Celestial Aviation Trading 36 Limited	Ireland
Celestial Aviation Trading 37 Limited	Ireland
Celestial Aviation Trading 38 Limited	Ireland
Celestial Aviation Trading 39 Limited	Ireland
Celestial Aviation Trading 4 Limited	Ireland
Celestial Aviation Trading 41 Limited	Ireland
Celestial Aviation Trading 42 Limited	Ireland
Celestial Aviation Trading 43 Limited	Ireland
Celestial Aviation Trading 44 Limited	Ireland
Celestial Aviation Trading 45 Limited	Ireland
Celestial Aviation Trading 46 Limited	Ireland
Celestial Aviation Trading 47 Limited	Ireland

Exhibit 8.1

Celestial Aviation Trading 48 Limited	Ireland
Celestial Aviation Trading 49 Limited	Ireland
Celestial Aviation Trading 5 Limited	Ireland
Celestial Aviation Trading 50 Limited	Ireland
Celestial Aviation Trading 51 Limited	Ireland
Celestial Aviation Trading 52 Limited	Ireland
Celestial Aviation Trading 53 Limited	Ireland
Celestial Aviation Trading 54 Limited	Ireland
Celestial Aviation Trading 55 Limited	Ireland
Celestial Aviation Trading 56 Limited	Ireland
Celestial Aviation Trading 57 Limited	Ireland
Celestial Aviation Trading 6 Limited	Ireland
Celestial Aviation Trading 62 Limited	Ireland
Celestial Aviation Trading 63 Limited	Ireland
Celestial Aviation Trading 64 Limited	Ireland
Celestial Aviation Trading 65 Limited	Ireland
Celestial Aviation Trading 66 Limited	Ireland
Celestial Aviation Trading 67 Limited	Ireland
Celestial Aviation Trading 68 Limited	Ireland
Celestial Aviation Trading 69 Limited	Ireland
Celestial Aviation Trading 7 Limited	Ireland
Celestial Aviation Trading 71 Limited	Ireland
Celestial Aviation Trading 8 Limited	Ireland
Celestial Aviation Trading 9 Limited	Ireland
Celestial Aviation Trading Ireland Limited	Ireland
Celestial ECA Ireland Limited	Ireland
Celestial ECA Trading 1 Limited	Ireland
Celestial ECA Trading 2 Limited	Ireland
Celestial ECA Trading 3 Limited	Ireland
Celestial EX-IM 2 Limited	Ireland
Celestial EX-IM Trading 1 Limited	Ireland
Celestial EX-IM Trading 2 Limited	Ireland
Celestial EX-IM Trading 5 Limited	Ireland
Celestial EX-IM Trading Limited	Ireland
Celestial Transportation Finance Ireland Limited	Ireland
CelestialFunding Limited	Ireland
Celtago Funding Limited	Ireland
Celtago II Funding Limited	Ireland
Celtago II Leasing Limited	Ireland
Cesium Funding Limited	Ireland
Charleville Aircraft Leasing Limited	Ireland
CieloFunding Holdings Limited	Ireland

CieloFunding II Limited	Ireland
CieloFunding Limited	Ireland
Clarity Leasing Limited	Ireland
CloudFunding II Limited	Ireland
CloudFunding Limited	Ireland
Crescent Leasing 4 Limited	Ireland
Crescent Leasing 9 Limited	Ireland
Culann Aircraft Leasing Limited	Ireland
CuttlefishFunding Limited	Ireland
Cygnus Funding Limited	Ireland
Dagda Aircraft Leasing Limited	Ireland
DartfishFunding Designated Activity Company	Ireland
Delos Aircraft Leasing Designated Activity Company	Ireland
Delos Aircraft Designated Activity Company	Ireland
Diadem Aircraft Limited	Ireland
Eden Aircraft Holding No. 2 Limited	Ireland
Electra Funding Ireland Limited	Ireland
Excalibur Aircraft Leasing Limited	Ireland
Fansipan Aircraft Leasing Limited	Ireland
FirefishFunding Limited	Ireland
Floran Aircraft Leasing Limited	Ireland
Flotlease MSN 3699 Limited	Ireland
Flotlease Limited	Ireland
FlyFunding Limited	Ireland
Flying Fortress Ireland Leasing Limited	Ireland
FodiatorFunding Designated Activity Company	Ireland
Fortress Aircraft 1 Limited	Ireland
Fortress Aircraft 33A-0366 Limited	Ireland
Fortress Ireland Leasing Limited	Ireland
Geministream Aircraft Leasing Limited	Ireland
Gladius Funding Limited	Ireland
Glide Aircraft 35A-29 Ltd	Ireland
Glide Aircraft 73B-41815 Limited	Ireland
Glide Aircraft 78B-38765 Limited	Ireland
Glide Funding Limited	Ireland
Goldfish Funding Designated Activity Company	Ireland
Gunung Leasing Limited	Ireland
Harmonic Aircraft Leasing Limited	Ireland
Hyperion Aircraft Limited	Ireland
ILFC Aircraft 1 Limited	Ireland
ILFC Aircraft 3 Limited	Ireland
ILFC Aircraft 32A-1808 Limited	Ireland

Exhibit 8.1

ILFC Aircraft 32A-1884 Limited	Ireland
ILFC Aircraft 32A-1901 Limited	Ireland
ILFC Aircraft 32A-1905 Limited	Ireland
ILFC Aircraft 32A-2707 Limited	Ireland
ILFC Aircraft 32A-3114 Limited	Ireland
ILFC Aircraft 32A-3116 Limited	Ireland
ILFC Aircraft 32A-3124 Limited	Ireland
ILFC Aircraft 32A-4619 Limited	Ireland
ILFC Aircraft 32A-666 Limited	Ireland
ILFC Aircraft 33A-444 Limited	Ireland
ILFC Aircraft 33A-822 Limited	Ireland
ILFC Aircraft 33A-911 Limited	Ireland
ILFC Aircraft 4 Limited	Ireland
ILFC Aircraft 5 Limited	Ireland
ILFC Aircraft 6 Limited	Ireland
ILFC Aircraft 7 Limited	Ireland
ILFC Aircraft 73B-29344 Limited	Ireland
ILFC Aircraft 73B-30665 Limited	Ireland
ILFC Aircraft 73B-30667 Limited	Ireland
ILFC Aircraft 73B-30669 Limited	Ireland
ILFC Aircraft 73B-38828 Limited	Ireland
ILFC Aircraft 73B-41784 Limited	Ireland
ILFC Aircraft 73B-41785 Limited	Ireland
ILFC Aircraft 73B-41789 Limited	Ireland
ILFC Aircraft 73B-41790 Limited	Ireland
ILFC Aircraft 73B-41791 Limited	Ireland
ILFC Aircraft 73B-41792 Limited	Ireland
ILFC Aircraft 73B-41793 Limited	Ireland
ILFC Aircraft 73B-41802 Limited	Ireland
ILFC Aircraft 76B-27616 Limited	Ireland
ILFC Aircraft 76B-27958 Limited	Ireland
ILFC Aircraft 76B-28111 Limited	Ireland
ILFC Aircraft 76B-28207 Limited	Ireland
ILFC Aircraft 76B-29435 Limited	Ireland
ILFC Aircraft 77B-29908 Limited	Ireland
ILFC Ireland Leasing Limited	Ireland
ILFC Ireland Limited	Ireland
Iridium Funding Limited	Ireland
Jade Aircraft Leasing Limited	Ireland
Jasmine Aircraft Leasing Limited	Ireland
Jasper Aircraft Leasing Limited	Ireland
Leostream Aircraft Leasing Limited	Ireland

Librastream Aircraft Leasing Limited	Ireland
Limelight Funding Limited	Ireland
Lishui Aircraft Leasing Limited	Ireland
Lyra Aircraft Leasing Limited	Ireland
Macra Aircraft Leasing Limited	Ireland
Mainstream Aircraft Leasing Limited	Ireland
Melodic Aircraft Leasing Limited	Ireland
Menelaus II Designated Activity Company	Ireland
Menelaus V Limited	Ireland
Menelaus VI Limited	Ireland
Menelaus VII Limited	Ireland
Menelaus VIII Limited	Ireland
Mentes V Ireland Leasing Limited	Ireland
Mentes VI Ireland Leasing Limited	Ireland
Mentes VII Ireland Leasing Limited	Ireland
Milestone Export Leasing No. 2, Limited	Ireland
Monophonic Aircraft Leasing Limited	Ireland
Moonlight Aircraft Leasing (Ireland) Limited	Ireland
Moyadda Limited	Ireland
NAS Aircraft Investments 11 Limited	Ireland
NimbusFunding Limited	Ireland
Palladium Funding Limited	Ireland
Philharmonic Aircraft Leasing Limited	Ireland
Platinum Aircraft Leasing Limited	Ireland
Premier Aircraft Leasing (EXIM) 1 Designated Activity Company	Ireland
Premier Aircraft Leasing (EXIM) 5 Designated Activity Company	Ireland
Quadrant MSN 5869 Limited	Ireland
Quiescent Holdings Limited	Ireland
RainbowFunding Limited	Ireland
Rhenium Aviation Limited	Ireland
Rhodium Funding Limited	Ireland
Riggs Leasing Limited	Ireland
Scandium Funding Limited	Ireland
Scarlet Aircraft Leasing Limited	Ireland
Serpens Aircraft Leasing Limited	Ireland
Serranus Funding Limited	Ireland
Setanta Aircraft Leasing Designated Activity Company	Ireland
Setanta Aviation Holdings Limited	Ireland
Shrewsbury Aircraft Leasing Limited	Ireland
SkyFunding II Limited	Ireland
SkyFunding Limited	Ireland
Skylease 1 Limited	Ireland

Exhibit 8.1

Skylease 2 Limited	Ireland
Skylease 3 Limited	Ireland
Skylease 4 Limited	Ireland
Skylease MSN (3365) Limited	Ireland
Skylease MSN (3392) Limited	Ireland
Skylease MSN 3825 Limited	Ireland
Skylease MSN 3859 Limited	Ireland
Skylease MSN 4241 Limited	Ireland
Skylease MSN 4254 Limited	Ireland
Skylease MSN 4267 Limited	Ireland
Skyscape Limited	Ireland
SoraFunding Limited	Ireland
StratocumulusFunding Limited	Ireland
StratusFunding Limited	Ireland
Streamline Aircraft Leasing Limited	Ireland
Sunflower Aircraft Leasing Limited	Ireland
Symphonic Aircraft Leasing Limited	Ireland
Synchronic Aircraft Leasing Limited	Ireland
Tantalum Funding Limited	Ireland
TetraFunding Limited	Ireland
Transversal Aircraft Holdings Limited	Ireland
Transversal Aircraft Leasing Limited	Ireland
Triple Eight Aircraft Holdings Limited	Ireland
Tullycrine Aircraft Leasing Limited	Ireland
Verde Aircraft Finance Limited	Ireland
Verde Aircraft Investment Limited	Ireland
Vertical Aviation No 1 Limited	Ireland
Vertical Aviation No 2 Limited	Ireland
Vertical Aviation No 3 Limited	Ireland
Vertical Aviation No 4 Limited	Ireland
Virgostream Aircraft Leasing Limited	Ireland
Whitney Ireland Leasing Limited	Ireland
XLease MSN 3008 Limited	Ireland
XLease MSN 3420 Limited	Ireland
Acorn Aviation Limited	Isle of Man
AerCap Holding (IOM) Limited	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man
ILFC Labuan ECA Ltd.	Malaysia
ILFC Labuan Ltd.	Malaysia
GE Capital Aviation Services México, S. de R.L. de C.V.	Mexico
AerCap A330 Holdings B.V.	Netherlands

AerCap AerVenture Holding B.V.	Netherlands
AerCap Aircraft Leasing Netherlands B.V.	Netherlands
AerCap Aviation Solutions B.V.	Netherlands
AerCap B.V.	Netherlands
AerCap Dutch Aircraft Leasing I B.V.	Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	Netherlands
AerCap Dutch Global Aviation B.V.	Netherlands
AerCap Group Services B.V.	Netherlands
AerCap Leasing XIII B.V.	Netherlands
AerCap Leasing XXX B.V.	Netherlands
AerCap Netherlands B.V.	Netherlands
Annamite Aircraft Leasing B.V.	Netherlands
BlowfishFunding B.V.	Netherlands
Clearstream Aircraft Leasing B.V.	Netherlands
FodiatorFunding B.V.	Netherlands
Goldfish Funding B.V.	Netherlands
Harmony Funding B.V.	Netherlands
Harmony Funding Holdings B.V.	Netherlands
NimbusFunding B.V.	Netherlands
StratocumulusFunding B.V.	Netherlands
Worldwide Aircraft Leasing B.V.	Netherlands
AerCap Rus LLC	Russia
AerCap Aviation Singapore Private Limited	Singapore
AerCap Singapore Pte. Ltd.	Singapore
ILFC Singapore Pte. Ltd.	Singapore
AerFi Sverige AB	Sweden
Celestial Sverige Aircraft Leasing Worldwide AB	Sweden
International Lease Finance Corporation (Sweden) AB	Sweden
Celestial Aircraft Leasing Limited	United Arab Emirates
AerCap Materials UK	United Kingdom
AerCap UK Aviation Limited	United Kingdom
AerCap UK Limited	United Kingdom
Aircraft 32A-3424 Limited	United Kingdom
Aircraft 32A-3454 Limited	United Kingdom
Archytas Aviation Limited	United Kingdom
ILFC UK Limited	United Kingdom
Milestone Aviation UK Ltd	United Kingdom
Milestone Aviation UK No. 2 Limited	United Kingdom
Temescal UK Limited	United Kingdom
Whitney UK Leasing Limited	United Kingdom
AerCap ACM, Inc.	United States
AerCap Global Aviation Trust	United States
AerCap Group Services, LLC	United States

Exhibit 8.1

AerCap Hangar 52, Inc.	United States
AerCap Leasing USA I, LLC	United States
AerCap Leasing USA II, LLC	United States
AerCap Materials, Inc	United States
AerCap U.S. Global Aviation LLC	United States
AerCap US Aviation LLC	United States
AerCap US Holdings Aviation LLC	United States
AerCap, LLC	United States
AeroTurbine, LLC	United States
AFS Investments 48 LLC	United States
AFS Investments 52 LLC	United States
AFS Investments 54 LLC	United States
AFS Investments 55 LLC	United States
AFS Investments 56 LLC	United States
AFS Investments 57 LLC	United States
AFS Investments 60 LLC	United States
AFS Investments 66 LLC	United States
AFS Investments 67 LLC	United States
AFS Investments 67-F, Inc.	United States
AFS Investments 68 LLC	United States
AFS Investments 69 LLC	United States
AFS Investments 70 LLC	United States
AFS Investments 71 LLC	United States
AFS Investments 72 LLC	United States
AFS Investments 73 LLC	United States
AFS Investments 74 LLC	United States
AFS Investments 75, Inc.	United States
AFS Investments I, Inc.	United States
AFS Investments X LLC	United States
AFS Investments XI LLC	United States
AFS Investments XII LLC	United States
AFS Investments XIII LLC	United States
AFS Investments XIX LLC	United States
AFS Investments XL-C LLC	United States
AFS Investments XLI LLC	United States
AFS Investments XLII LLC	United States
AFS Investments XVIII LLC	United States
AFS Investments XX LLC	United States
AFS Investments XXII LLC	United States
AFS Investments XXVII LLC	United States
Aircraft 32A-1658 Inc.	United States

Aircraft 32A-1905 Inc.	United States
Aircraft 32A-1946 Inc.	United States
Aircraft 32A-2024 Inc.	United States
Aircraft 32A-2731 Inc.	United States
Aircraft 32A-585 Inc.	United States
Aircraft 32A-645 Inc.	United States
Aircraft 32A-726 Inc.	United States
Aircraft 32A-760 Inc.	United States
Aircraft 32A-775 Inc.	United States
Aircraft 32A-782 Inc.	United States
Aircraft 32A-993, Inc.	United States
Aircraft 33A-132, Inc.	United States
Aircraft 33A-358 Inc.	United States
Aircraft 34A-395 Inc.	United States
Aircraft 34A-48 Inc.	United States
Aircraft 34A-93 Inc.	United States
Aircraft 73B-26317 Inc.	United States
Aircraft 73B-28252 Inc.	United States
Aircraft 73B-30036 Inc.	United States
Aircraft 73B-30646 Inc.	United States
Aircraft 73B-30661 Inc.	United States
Aircraft 73B-30730 Inc.	United States
Aircraft 73B-32841 Inc.	United States
Aircraft 73B-41806 Inc.	United States
Aircraft 73B-41815 Inc.	United States
Aircraft 74B-27602 Inc.	United States
Aircraft 75B-28834 Inc.	United States
Aircraft 75B-28836 Inc.	United States
Aircraft 76B-26261 Inc.	United States
Aircraft 76B-26327 Inc.	United States
Aircraft 76B-26329 Inc.	United States
Aircraft 76B-27597 Inc.	United States
Aircraft 76B-27613 Inc.	United States
Aircraft 76B-28132 Inc.	United States
Aircraft 76B-28206 Inc.	United States
Aircraft 77B-29404 Inc.	United States
Aircraft 77B-32723 Inc.	United States
Aircraft Andros Inc.	United States
Aircraft B757 29377 Inc.	United States
Aircraft MSN 31878 Trust	United States

Exhibit 8.1

Aircraft MSN 31884 Trust	United States
Aircraft MSN 31885 Trust	United States
Aircraft MSN 32012 Trust	United States
Aircraft MSN 32013 Trust	United States
Aircraft MSN 32019 Trust	United States
Aircraft MSN 41375 Trust	United States
Aircraft MSN 41379 Trust	United States
Aircraft MSN 89002 Trust	United States
Aircraft MSN 89015 Trust	United States
Aircraft MSN 920167 Trust	United States
Aircraft MSN 920169 Trust	United States
Aircraft MSN 920171 Trust	United States
Aircraft MSN 920296 Trust	United States
Aircraft MSN 920301 Trust	United States
Aircraft SPC-12, LLC	United States
Aircraft SPC-3, Inc.	United States
Aircraft SPC-4, Inc.	United States
Aircraft SPC-8, Inc.	United States
Aircraft SPC-9, LLC	United States
Apollo Aircraft Inc.	United States
Archerfish Aviation Inc.	United States
Artemis US Inc.	United States
Brokat Leasing, LLC	United States
CABREA, Inc.	United States
Camden Aircraft Leasing Trust	United States
Castle Harbour - I Limited-Liability Company	United States
Castle Harbour Leasing LLC	United States
Charles River Aircraft Finance, Inc.	United States
Diadem Aircraft Inc. (CA)	United States
Diadem Aircraft Inc. (DE)	United States
Doheny Investment Holding Trust	United States
Euclid Aircraft, Inc.	United States
Fleet Solutions Holdings LLC	United States
Flying Fortress Financing, LLC	United States
Flying Fortress Holdings, LLC	United States
Flying Fortress Investments, LLC	United States
Flying Fortress US Leasing Inc.	United States
Gemanco Inc.	United States
GIF Management, Inc.	United States
Grand Staircase Aircraft, LLC	United States

ILFC Aircraft 32A-10072 Inc.	United States
ILFC Aircraft 78B-38799 Inc.	United States
ILFC Aviation Consulting, Inc.	United States
ILFC Dover, Inc.	United States
ILFC Volare, Inc.	United States
Interlease Aircraft Trading Corporation	United States
Interlease Management Corporation	United States
International Lease Finance Corporation	United States
Logistechs, LLC	United States
Milestone Export Leasing Trust	United States
NAS Aviation Services LLC	United States
NAS FSC Carpenter-J, Inc.	United States
NAS Investments 10 LLC	United States
NAS Investments 12 LLC	United States
NAS Investments 2 LLC	United States
NAS Investments 75, Inc.	United States
NAS Investments 76, Inc.	United States
NAS Investments 77, Inc.	United States
NAS Investments 8 LLC	United States
NAS Investments 9 LLC	United States
NAS LLC Trust	United States
NAS U.S. Equity Holdings, Inc.	United States
Park Topanga Aircraft, LLC	United States
Pelican 35302, Inc.	United States
Polaris Holding Company LLC	United States
Rhenium Aviation Inc.	United States
Silvermine River Finance Two LLC	United States
Spoon River Aircraft Finance, Inc.	United States
Sukuk Aviation Leasing LLC	United States
Temescal Aircraft, LLC	United States
The Memphis Group, LLC	United States
The Milestone Aviation Group LLC	United States
Tuolumne River Aircraft Finance, Inc.	United States
Vertical Aviation No. 1 LLC	United States
Windy City Holdings LLC	United States
AerCap Corporate Services Inc.	United States
Floran Aircraft Leasing Inc.	United States